UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

March 2, 2017

(Date of earliest event reported)

QUANEX BUILDING PRODUCTS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-33913	26-1561397
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1800 West Loop South, Suite 1500, Houston, Texas	77027
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 713-961-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On March 6, 2017, Quanex Building Products Corporation (the “Registrant”) issued a press release announcing its results of operations and financial condition for the fiscal quarter ended January 31, 2017. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders

On March 2, 2017, the Company held its Annual Meeting of Stockholders, pursuant to notice and proxy mailed on January 31, 2017, to the Company’s stockholders of record as of January 12, 2017. There were 34,406,433 shares of common stock entitled to vote at the meeting, and a total of 32,986,169 shares were represented at the meeting in person or by proxy.

At the Annual Meeting, two directors were elected for terms expiring at the Company’s 2018 Annual Meeting, with the following tabulation of votes for each nominee:

Director Nominee	Votes For	Votes Against	Abstain	Broker Non-Votes	Percent of Shares Cast in Favor *
Susan F. Davis	31,784,131	169,046	9,452	1,023,540	99.5%

Curtis M. Stevens	29,374,342	2,577,238	11,049	1,023,540	92.0%

*	Excludes Abstentions and Broker Non-Votes

In addition to the election of directors, stockholders at the Annual Meeting took the following actions:

•	Provided an advisory “say on pay” vote approving the Company’s executive compensation programs;

•	Approved an Amended and Restated Employee Stock Purchase Plan;

•	Ratified the Audit Committee’s appointment of Grant Thornton LLP as the Company’s independent auditor for the fiscal year ending October 31, 2017;

•	Provided an advisory vote relating to the frequency of future “say on pay” votes held by the Company.

The tabulation of votes for the first three of these proposals is set forth below:

Proposal	Votes For	Votes Against	Abstain	Broker Non- Votes	Percent of Shares Cast in Favor *
Advisory Vote to Approve Executive Compensation	31,552,014	391,222	19,392	1,023,540	98.8%

Approval of Amended and Restated ESPP	31,925,017	18,257	19,354	1,023,540	99.9%

Ratification of Company’s Independent Auditor	32,950,482	14,722	20,964	0	100%

*	Excludes Abstentions and Broker Non-Votes

The tabulation of votes for the proposal related to the frequency of future “say on pay” votes is set forth below:

Proposal	One Year	Two Years	Three Years	Abstain
Frequency of Future “Say on Pay” Votes	25,197,228	85,474	6,653,086	26,841

Percent of Vote:	78.8%	0.3%	20.8%	0.1%

In light of the results of the advisory vote on the frequency of “say on pay” votes, the Registrant’s Board determined to hold an advisory “say on pay” vote annually. The Registrant’s Compensation Committee will reevaluate this determination after the next stockholder advisory vote on the frequency of “say on pay” votes

Item 7.01 Regulation FD Disclosure.

On March 6, 2017, the Registrant issued a press release announcing that the Board had declared a quarterly cash dividend of $0.04 per share of common stock, payable on March 31, 2017, to Stockholders of record on March 17, 2017. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

*	99.1	Press Release dated March 6, 2017

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANEX BUILDING PRODUCTS CORPORATION
(Registrant)

March 6, 2017	/s/ KEVIN P. DELANEY
(Date)	Kevin P. Delaney
Senior Vice President – General Counsel and Secretary

EXHIBIT INDEX

*	99.1	Press Release dated March 6, 2017

*	Filed herewith.